EXHIBIT 10.4

LOCK-UP AGREEMENT

July 20, 2011

Each Purchaser referenced below:

Re:	Lock-Up Agreement

Ladies and Gentlemen:

The undersigned irrevocably agrees with Medefile International, Inc. (the “Company”) that, solely with respect to 989,631,250 shares of common stock (the “Securities”), from the date hereof until January 20, 2012 (such period, the “Restriction Period”), the undersigned will not offer, sell,  contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to, the Securities.  In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, the undersigned (i) if an individual, may transfer any or all of the undersigned’s Securities either during his or her lifetime or upon death, by bona fide gift, will or intestacy, to his or her immediate family or to a trust or limited partnership the beneficiaries or members of which are exclusively the undersigned and/or a member or members of his or her immediate family, (ii) if a trust, may distribute any or all of the Undersigned’s Securities to its beneficiaries, or (iii) if a corporation, partnership or a limited liability company, may distribute any or all of the undersigned’s Securities to its shareholders, partners or members; provided, however, that in the case of transfer under each of clauses (i), (ii) and (iii) it shall be a condition to such transfer or distribution that: (a) such transfer or distribution shall result in no dispensation of value; (b) such transfer or distribution shall not be required to be, or voluntarily, reported in a public filing or report or any other forum; (c) the transferee shall execute an agreement reasonably satisfactory to the Company agreeing to take and hold the undersigned’s Securities subject to the terms of this Letter Agreement; and (d) there shall be no further transfer of such Securities except in accordance with this Letter Agreement.  For purposes of this Letter Agreement, “immediate family” means relationships by blood, marriage or adoption, not more remote than first cousin.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder.  The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

Other than in connection with the Exempt Issuances, if at any time within two (2) years after the date hereof, and provided the undersigned still owns the Securities, the Company shall offer, issue or agree to issue (the “Lower Price Issuance”) any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.00282 without the consent of the undersigned, then the Company shall, for each such occasion, issue additional shares of Common Stock to the undersigned respecting those Securities that remain outstanding and in the hands of the undersigned at the time of the Lower Price Issuance so that the average price per share of the Securities held by the  undersigned as of the date of the Lower Price Issuance is equal to such other lower price per share (assuming all such Securities held by the undersigned as of the date of the Lower Price Issuance were issued at a price per share of $0.00282). In addition to the foregoing, other than in connection with the Exempt Issuances, if at any time commencing on the second anniversary of the date hereof and terminating on the fourth anniversary of the date hereof, and provided the undersigned still own the Securities, the Company shall make a Lower Price Issuance of any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.0282 without the consent of the undersigned, then the Company shall, for each such occasion, issue additional shares of Common Stock to the undersigned respecting those Securities that remain outstanding and in the hands of the undersigned at the time of the Lower Price Issuance so that the average price per share of the Securities held by the undersigned as of the date of Lower Price Issuance (assuming all such Securities held by the undersigned as of the date of the Lower Price Issuance were issued at a price per share of $0.00282) is equal to an average of (i) $0.0282, and (ii) such other lower price per share. The delivery to the undersigned of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock.  For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than $0.005.

“Exempt Issuance” means the issuance of (a) up to 40,000,000 shares of Common Stock or options, in the aggregate, to employees, officers, consultants or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by the Board of Directors or a majority of the members of a committee of directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued under the securities purchase agreements entered into by the Company in July of 2011 and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Letter Agreement, provided that such securities have not been amended since the date of this Letter Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities (including rights to purchase securities) issued in consideration of the grant by or to the Company of marketing rights, license rights or similar rights or in consideration of the exchange of proprietary technology, in each such case with the prior approval of the Board of Directors, (d) securities (including rights to purchase securities) issued in connection with acquisitions or strategic alliances or issued to landlords, commercial financing or leasing companies, in each such case with the prior approval of the Board of Directors and (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the directors of the Company, provided that any such issuance shall only be to a person or entity (or to the equityholders of a person or entity) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of the Company and the undersigned.  This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  The undersigned hereby waives any right to a trial by jury.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

/s/ Lyle Hauser
Name: Lyle Hauser

Address for Notice:

_______________________
_______________________

Number of shares of Common Stock
989,631,250

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

Medefile International, Inc.

By: /s/ Kevin Hauser
Name: Kevin Hauser
Title: CEO

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